Synovus		Exhibit 99.2

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	Nine Months Ended September 30,

	2022	2021	22 vs '21
			% Change

Interest income	$1,421,133	$1,235,064	15%
Interest expense	125,578	94,430	33

Net interest income	1,295,555	1,140,634	14
Provision for (reversal of) credit losses	49,669	(51,041)	nm

Net interest income after provision for credit losses	1,245,886	1,191,675	5

Non-interest revenue:
Service charges on deposit accounts	69,428	64,089	8
Fiduciary and asset management fees	59,577	56,545	5
Card fees	45,946	38,538	19
Brokerage revenue	47,038	41,644	13
Mortgage banking income	14,922	47,312	(68)
Capital markets income	19,704	18,929	4
Income from bank-owned life insurance	22,514	22,851	(1)
Investment securities gains (losses), net	—	(1,028)	nm
Other non-interest revenue	27,768	44,117	(37)

Total non-interest revenue	306,897	332,997	(8)

Non-interest expense:
Salaries and other personnel expense	499,081	482,408	3
Net occupancy, equipment, and software expense	129,538	126,442	2
Third-party processing and other services	65,486	63,897	2
Professional fees	26,094	23,771	10
FDIC insurance and other regulatory fees	20,851	16,338	28
Restructuring charges	(7,318)	1,265	nm
Other operating expenses	114,779	90,576	27

Total non-interest expense	848,511	804,697	5

Income before income taxes	704,272	719,975	(2)
Income tax expense	152,140	159,910	(5)

Net income	552,132	560,065	(1)

Less: Preferred stock dividends	24,872	24,872	—

Net income available to common shareholders	$527,260	$535,193	(1)%

Net income per common share, basic	$3.63	$3.63	0%

Net income per common share, diluted	3.60	3.59	0

Cash dividends declared per common share	1.02	0.99	3

Return on average assets *	1.29%	1.37%	(8) bps
Return on average common equity *	16.37	15.37	100

Weighted average common shares outstanding, basic	145,329	147,622	(2)%
Weighted average common shares outstanding, diluted	146,465	149,069	(2)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

INCOME STATEMENT DATA
(Unaudited)

(Dollars in thousands, except per share data)	2022			2021		Third Quarter

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	'22 vs '21
						% Change

Interest income	$551,299	453,772	416,062	418,279	412,504	34%
Interest expense	73,380	28,384	23,814	25,966	27,587	166

Net interest income	477,919	425,388	392,248	392,313	384,917	24
Provision for (reversal of) credit losses	25,581	12,688	11,400	(55,210)	(7,868)	nm

Net interest income after provision for credit losses	452,338	412,700	380,848	447,523	392,785	15

Non-interest revenue:
Service charges on deposit accounts	23,398	23,491	22,539	22,221	22,641	3
Fiduciary and asset management fees	19,201	20,100	20,277	20,602	19,786	(3)
Card fees	15,101	16,089	14,756	12,861	13,238	14
Brokerage revenue	17,140	15,243	14,655	14,795	14,745	16
Mortgage banking income	5,065	3,904	5,953	7,059	11,155	(55)
Capital markets income	6,839	7,393	5,472	7,188	8,089	(15)
Income from bank-owned life insurance	6,792	9,165	6,556	15,168	6,820	—
Investment securities gains (losses), net	—	—	—	230	962	nm
Other non-interest revenue	10,762	1,881	15,126	16,944	17,519	(39)

Total non-interest revenue	104,298	97,266	105,334	117,068	114,955	(9)

Non-interest expense:
Salaries and other personnel expense	173,334	161,063	164,684	167,018	160,364	8
Net occupancy, equipment, and software expense	43,462	43,199	42,877	42,780	43,483	—
Third-party processing and other services	22,539	21,952	20,996	22,791	19,446	16
Professional fees	6,755	10,865	8,474	9,014	6,739	—
FDIC insurance and other regulatory fees	7,707	6,894	6,250	6,016	5,212	48
Restructuring charges	956	(1,850)	(6,424)	5,958	319	nm
Other operating expenses	39,257	39,928	35,593	41,630	31,469	25

Total non-interest expense	294,010	282,051	272,450	295,207	267,032	10

Income before income taxes	262,626	227,915	213,732	269,384	240,708	9
Income tax expense	59,582	49,863	42,695	68,983	53,935	10

Net income	203,044	178,052	171,037	200,401	186,773	9

Less: Preferred stock dividends	8,291	8,291	8,291	8,291	8,291	—

Net income available to common shareholders	$194,753	169,761	162,746	192,110	178,482	9%

Net income per common share, basic	$1.34	1.17	1.12	1.32	1.22	10%

Net income per common share, diluted	1.33	1.16	1.11	1.31	1.21	10

Cash dividends declared per common share	0.34	0.34	0.34	0.33	0.33	3

Return on average assets *	1.39%	1.26	1.22	1.40	1.34	5	bps
Return on average common equity *	18.66	16.48	14.20	16.11	14.96	370

Weighted average common shares outstanding, basic	145,386	145,328	145,273	145,316	146,308	(1)%
Weighted average common shares outstanding, diluted	146,418	146,315	146,665	146,793	147,701	(1)

nm - not meaningful
bps - basis points
* - ratios are annualized

Synovus

BALANCE SHEET DATA	September 30, 2022	December 31, 2021	September 30, 2021

(Unaudited)

(In thousands, except share data)

ASSETS
Cash and due from banks	$516,163	$432,925	$483,035
Interest-bearing funds with Federal Reserve Bank	1,260,748	2,479,006	2,103,497
Interest earning deposits with banks	32,445	25,535	23,261
Federal funds sold and securities purchased under resale agreements	58,448	72,387	77,627
Cash, cash equivalents, and restricted cash	1,867,804	3,009,853	2,687,420

Investment securities available for sale, at fair value	9,587,508	10,918,329	10,481,071
Loans held for sale ($56,517, $108,198, and $152,258 measured at fair value, respectively)	696,450	750,642	550,948

Loans, net of deferred fees and costs	42,571,458	39,311,958	38,341,030
Allowance for loan losses	(421,359)	(427,597)	(492,243)
Loans, net	42,150,099	38,884,361	37,848,787

Cash surrender value of bank-owned life insurance	1,084,060	1,068,616	1,065,256
Premises, equipment, and software, net	376,823	407,241	423,933
Goodwill	452,390	452,390	452,390
Other intangible assets, net	29,242	35,596	37,975
Other assets	2,395,146	1,790,198	1,961,349
Total assets	$58,639,522	$57,317,226	$55,509,129

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Non-interest-bearing deposits	$16,359,551	$16,392,653	$15,787,882
Interest-bearing deposits	31,338,013	33,034,623	31,900,537

Total deposits	47,697,564	49,427,276	47,688,419

Federal funds purchased and securities sold under repurchase agreements	240,210	264,133	262,548
Long-term debt	4,434,327	1,204,229	1,203,761
Other liabilities	2,037,706	1,124,788	1,101,599
Total liabilities	54,409,807	52,020,426	50,256,327

Shareholders' equity:
Preferred stock - no par value. Authorized 100,000,000 shares; issued 22,000,000	537,145	537,145	537,145
Common stock - $1.00 par value. Authorized 342,857,143 shares; issued 170,097,791, 169,383,758, and 169,170,589; outstanding 145,442,933, 145,010,086, and 145,483,994	170,098	169,384	169,171
Additional paid-in capital	3,916,729	3,894,109	3,883,289
Treasury stock, at cost – 24,654,858, 24,373,672, and 23,686,595 shares	(944,484)	(931,497)	(898,707)
Accumulated other comprehensive income (loss), net	(1,534,314)	(82,321)	(5,462)
Retained earnings	2,084,541	1,709,980	1,567,366
Total shareholders’ equity	4,229,715	5,296,800	5,252,802
Total liabilities and shareholders' equity	$58,639,522	$57,317,226	$55,509,129

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Third Quarter 2022			Second Quarter 2022			Third Quarter 2021
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$32,836,799	$384,995	4.65%	$31,870,387	$308,442	3.88%	$28,984,837	$285,445	3.91%
Consumer loans (1) (2)	8,931,573	94,425	4.21	8,720,488	83,826	3.86	8,549,296	84,615	3.94
Less: Allowance for loan losses	(419,160)	—	—	(415,372)	—	—	(514,828)	—	—
Loans, net	41,349,212	479,420	4.60	40,175,503	392,268	3.92	37,019,305	370,060	3.97
Investment securities available for sale	11,126,705	53,550	1.93	11,153,091	50,312	1.81	9,876,651	35,876	1.45
Trading account assets	16,771	81	1.93	11,987	73	2.44	5,192	15	1.15
Other earning assets(4)	1,012,717	5,791	2.24	813,028	1,660	0.81	3,271,501	1248	0.15
FHLB and Federal Reserve Bank stock	244,879	1,412	2.31	179,837	1,820	4.05	159,741	501	1.26
Mortgage loans held for sale	66,601	862	5.18	85,299	921	4.32	196,032	1,410	2.88
Other loans held for sale	892,805	11,155	4.89	725,762	7,678	4.19	527,736	4,130	3.06
Total interest earning assets	54,709,690	$552,271	4.01%	53,144,507	$454,732	3.43%	51,056,158	$413,240	3.22%
Cash and due from banks	557,537			538,647			611,783
Premises and equipment	383,189			385,457			447,046
Other real estate	2,398			11,439			1,513
Cash surrender value of bank-owned life insurance	1,080,914			1,077,231			1,061,478
Other assets(5)	1,322,251			1,379,659			2,148,282
Total assets	$58,055,979			$56,536,940			$55,326,260
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$8,436,922	$5,782	0.27%	$9,513,334	$3,598	0.15%	$8,463,325	$2,192	0.10%
Money market accounts	15,411,450	20,696	0.53	15,328,395	6,850	0.18	15,597,723	6,081	0.15
Savings deposits	1,508,312	84	0.02	1,506,195	72	0.02	1,377,089	60	0.02
Time deposits	2,270,163	2,428	0.42	2,829,684	1,688	0.24	3,424,028	3,572	0.41
Brokered deposits	3,899,669	17,927	1.82	2,878,536	6,293	0.88	2,859,123	4,181	0.58
Federal funds purchased and securities sold under repurchase agreements	240,412	641	1.04	246,737	219	0.35	202,525	36	0.07
Other short-term borrowings	702,443	3,666	2.04	478,469	896	0.74	—	—	—
Long-term debt	2,656,939	22,156	3.29	878,413	8,768	3.99	1,203,500	11,465	3.81
Total interest-bearing liabilities	35,126,310	$73,380	0.81%	33,659,763	$28,384	0.33%	33,127,313	$27,587	0.33%
Non-interest-bearing demand deposits	16,904,353			16,959,850			15,755,929
Other liabilities	1,346,655			1,247,646			1,171,119
Shareholders' equity	4,678,661			4,669,681			5,271,899
Total liabilities and shareholders' equity	$58,055,979			$56,536,940			$55,326,260
Net interest income and net interest margin, taxable equivalent (6)		$478,891	3.49%		$426,348	3.22%		$385,653	3.01%
Less: taxable-equivalent adjustment		972			960			736
Net interest income		$477,919			$425,388			$384,917

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: Third Quarter 2022 — $11.9 million, Second Quarter 2022 — $13.0 million, and Third Quarter 2021 — $30.4 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(1.06) billion, $(923.1) million, and $66.6 million for the Third Quarter 2022, Second Quarter 2022, and Third Quarter 2021, respectively.
(6)The net interest margin is calculated by dividing annualized net interest income-taxable equivalent by average total interest earning assets.

Synovus
AVERAGE BALANCES, INTEREST, AND YIELDS/RATES
(Unaudited)
	Nine Months Ended September 30,
	2022			2021
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets
Interest earning assets:
Commercial loans (1) (2) (3)	$31,828,932	$974,024	4.09%	$29,611,970	$864,322	3.90%
Consumer loans (1) (2)	8,749,927	259,619	3.95	8,466,505	251,081	3.95
Less: Allowance for loan losses	(419,478)			(558,336)
Loans, net	40,159,381	1,233,643	4.11	37,520,139	1,115,403	3.97
Investment securities available for sale	11,179,378	151,111	1.80	9,171,573	98,631	1.43
Trading account assets	12,640	193	2.04	3,703	44	1.60
Other earning assets(4)	1,245,102	8,267	0.88	2,940,049	2,705	0.12
FHLB and Federal Reserve Bank stock	195,238	3,917	2.67	158,921	1,971	1.65
Mortgage loans held for sale	85,126	2,665	4.17	228,458	4,926	2.87
Other loans held for sale	739,627	24,133	4.30	600,776	13,685	3.00
Total interest earning assets	53,616,492	$1,423,929	3.55%	50,623,619	$1,237,365	3.27%
Cash and due from banks	548,322			567,702
Premises and equipment	389,083			453,339
Other real estate	8,498			1,579
Cash surrender value of bank-owned life insurance	1,076,381			1,056,257
Other assets(5)	1,515,226			2,145,850
Total assets	$57,154,002			$54,848,346
Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Interest-bearing demand deposits	$9,162,519	$11,752	0.17%	$8,544,720	$7,606	0.12%
Money market accounts	15,592,834	32,896	0.28	15,475,212	21,994	0.19
Savings deposits	1,491,893	223	0.02	1,310,470	164	0.02
Time deposits	2,700,505	6,254	0.31	3,787,892	15,507	0.55
Brokered deposits	3,192,848	27,952	1.17	3,093,485	15,204	0.66
Federal funds purchased and securities sold under repurchase agreements	227,335	871	0.51	205,316	104	0.07
Other short-term borrowings	397,744	4,561	1.51	—	—	—
Long-term debt	1,512,059	41,069	3.61	1,203,054	33,851	3.75
Total interest-bearing liabilities	34,277,737	$125,578	0.48%	33,620,149	$94,430	0.37%
Non-interest-bearing demand deposits	16,786,794			14,885,880
Other liabilities	1,247,020			1,149,209
Shareholders' equity	4,842,451			5,193,108
Total liabilities and shareholders' equity	$57,154,002			$54,848,346
Net interest income, taxable equivalent net interest margin (6)		$1,298,351	3.24%		$1,142,935	3.02%
Less: taxable-equivalent adjustment		2,796			2,301
Net interest income		$1,295,555			$1,140,634

(1)Average loans are shown net of deferred fees and costs. NPLs are included.
(2)Interest income includes net loan fees as follows: 2022 — $45.6 million and 2021 — $90.8 million.
(3)Reflects taxable-equivalent adjustments, using the statutory federal tax rate of 21%, in adjusting interest on tax-exempt loans and investment securities to a taxable-equivalent basis.
(4)Includes interest-bearing funds with Federal Reserve Bank, interest earning deposits with banks, and federal funds sold and securities purchased under resale agreements.
(5)Includes average net unrealized gains/(losses) on investment securities available for sale of $(747.7) million and $73.1 million for the nine months ended September 30, 2022 and 2021, respectively.
(6)The net interest margin is calculated by dividing net interest income-taxable equivalent by average total interest earning assets.

Synovus
LOANS OUTSTANDING BY TYPE
(Unaudited)	Total Loans	Total Loans	Linked Quarter	Total Loans	Year/Year
(Dollars in thousands)

Loan Type	September 30, 2022	June 30, 2022	% Change	September 30, 2021	% Change
Commercial, Financial, and Agricultural	$13,254,966	$13,018,089	2%	$11,864,362	12%
Owner-Occupied	7,957,550	7,760,236	3	7,129,926	12
Total Commercial & Industrial	21,212,516	20,778,325	2	18,994,288	12
Multi-Family	2,949,172	2,547,706	16	2,197,139	34
Hotels	1,712,016	1,597,930	7	1,441,414	19
Office Buildings	2,945,771	2,680,399	10	2,341,316	26
Shopping Centers	1,441,385	1,458,902	(1)	1,570,020	(8)
Warehouses	943,961	811,738	16	687,496	37
Other Investment Property	1,246,099	1,311,373	(5)	1,244,904	—
Total Investment Properties	11,238,404	10,408,048	8	9,482,289	19
1-4 Family Construction	249,840	234,379	7	191,906	30
1-4 Family Investment Mortgage	389,787	407,476	(4)	421,968	(8)
Total 1-4 Family Properties	639,627	641,855	—	613,874	4
Commercial Development	92,159	109,764	(16)	103,512	(11)
Residential Development	119,019	156,816	(24)	186,033	(36)
Land Acquisition	198,756	186,934	6	188,378	6
Land and Development	409,934	453,514	(10)	477,923	(14)
Total Commercial Real Estate	12,287,965	11,503,417	7	10,574,086	16
Consumer Mortgages	5,166,928	5,124,523	1	5,108,457	1
Home Equity	1,708,246	1,579,218	8	1,359,688	26
Credit Cards	197,978	194,290	2	199,700	(1)
Other Consumer Loans	1,997,825	2,025,007	(1)	2,104,811	(5)
Total Consumer	9,070,977	8,923,038	2	8,772,656	3
Total	$42,571,458	$41,204,780	3%	$38,341,030	11%

NON-PERFORMING LOANS COMPOSITION
(Unaudited)	Total Non-performing Loans	Total Non-performing Loans	Linked Quarter	Total Non-performing Loans	Year/Year
(Dollars in thousands)

Loan Type	September 30, 2022	June 30, 2022	% Change	September 30, 2021	% Change
Commercial, Financial, and Agricultural	$59,275	$48,601	22%	$77,349	(23)%
Owner-Occupied	8,433	11,398	(26)	13,134	(36)
Total Commercial & Industrial	67,708	59,999	13	90,483	(25)
Multi-Family	2,550	2,598	(2)	2,396	6
Office Buildings	884	1,796	(51)	2,488	(64)
Shopping Centers	742	750	(1)	932	(20)
Warehouses	223	924	(76)	302	(26)
Other Investment Property	641	1,302	(51)	624	3
Total Investment Properties	5,040	7,370	(32)	6,742	(25)
1-4 Family Construction	55	55	—	522	(89)
1-4 Family Investment Mortgage	3,036	3,063	(1)	2,364	28
Total 1-4 Family Properties	3,091	3,118	(1)	2,886	7
Commercial Development	422	432	(2)	463	(9)
Residential Development	267	399	(33)	449	(41)
Land Acquisition	980	1,093	(10)	1,024	(4)
Land and Development	1,669	1,924	(13)	1,936	(14)
Total Commercial Real Estate	9,800	12,412	(21)	11,564	(15)
Consumer Mortgages	32,527	22,857	42	37,541	(13)
Home Equity	7,121	8,100	(12)	8,702	(18)
Other Consumer Loans	4,938	5,656	(13)	7,175	(31)
Total Consumer	44,586	36,613	22	53,418	(17)
Total	$122,094	$109,024	12%	$155,465	(21)%

Synovus

CREDIT QUALITY DATA
(Unaudited)
(Dollars in thousands)	2022			2021		Third Quarter

	Third	Second	First	Fourth	Third	'22 vs '21
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Non-performing Loans (NPLs)	$122,094	109,024	132,131	131,042	155,465	(21)%
Impaired Loans Held for Sale	447	—	—	—	—	nm
Other Real Estate and Other Assets	15,320	26,759	26,759	27,137	16,883	(9)

Non-performing Assets (NPAs)	137,861	135,783	158,890	158,179	172,348	(20)

Allowance for Loan Losses (ALL)	421,359	407,837	414,956	427,597	492,243	(14)
Reserve for Unfunded Commitments	57,936	50,559	47,317	41,885	42,971	35

Allowance for Credit Losses (ACL)	479,295	458,396	462,273	469,482	535,214	(10)

Net Charge-Offs - Quarter	4,682	16,565	18,609	10,522	20,516
Net Charge-Offs - YTD	39,856	35,174	18,609	77,788	67,266
Net Charge-Offs / Average Loans - Quarter (1)	0.04%	0.16	0.19	0.11	0.22
Net Charge-Offs / Average Loans - YTD (1)	0.13	0.18	0.19	0.20	0.24
NPLs / Loans	0.29	0.26	0.33	0.33	0.41
NPAs / Loans, ORE and specific other assets	0.32	0.33	0.40	0.40	0.45
ACL/Loans	1.13	1.11	1.15	1.19	1.40
ALL/Loans	0.99	0.99	1.03	1.09	1.28

ACL/NPLs	392.56	420.45	349.86	358.27	344.27
ALL/NPLs	345.11	374.08	314.05	326.31	316.63

Past Due Loans over 90 days and Still Accruing	$3,443	2,251	3,067	6,770	5,960	(42)
As a Percentage of Loans Outstanding	0.01%	0.01	0.01	0.02	0.02

Total Past Due Loans and Still Accruing	$63,545	56,160	45,385	57,565	60,817	4
As a Percentage of Loans Outstanding	0.15%	0.14	0.11	0.15	0.16

Accruing Troubled Debt Restructurings (TDRs)	$118,755	164,101	145,957	119,804	126,055	(6)

(1) Ratio is annualized.

SELECTED CAPITAL INFORMATION (1)
(Unaudited)
(Dollars in thousands)
	September 30, 2022	December 31, 2021	September 30, 2021

Common Equity Tier 1 Capital Ratio	9.51%	9.50	9.58
Tier 1 Capital Ratio	10.58	10.66	10.79
Total Risk-Based Capital Ratio	12.44	12.61	12.92
Tier 1 Leverage Ratio	9.04	8.72	8.78
Total Shareholders' Equity as a Percentage of Total Assets	7.21	9.24	9.46
Tangible Common Equity Ratio (2) (4)	5.52	7.52	7.68
Book Value Per Common Share (3)	$25.39	32.82	32.41
Tangible Book Value Per Common Share (2)	22.08	29.46	29.04

(1) Current quarter regulatory capital information is preliminary.
(2) Excludes the carrying value of goodwill and other intangible assets from common equity and total assets.
(3) Book Value Per Common Share consists of Total Shareholders' Equity less Preferred Stock divided by total common shares outstanding.
(4) See "Non-GAAP Financial Measures" of this report for applicable reconciliation.